Exhibit 99.1

Premiere Global Services to Restate Financial Statements to Appropriately Account for Interest Rate Swaps

Non-Cash Expenses Will Not Affect Reported or Future Revenues, Cash Flows, Operating Income or Pro Forma Diluted EPS(a); Company Reaffirms Financial Outlook

ATLANTA--(BUSINESS WIRE)--Premiere Global Services, Inc. (NYSE: PGI), a global provider of on-demand, communication technologies-based business process improvement solutions, today announced that it will restate its annual financial statements for the year ended 2007 and interim financial statements for the first and second quarters of 2008 to correct the accounting for interest rate swaps on its revolving credit facility entered into in August 2007. The Company anticipates filing restated financial statements covering these periods with the Securities and Exchange Commission as soon as practicable and prior to the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008.

The Company entered into two interest rate swaps in August 2007 with the intention of hedging the cash flow risk of variable 30-day LIBOR interest rate changes on the interest payments associated with its revolving credit facility. These agreements swapped a total of $200 million of the Company’s floating interest rate debt for a fixed rate. The termination dates of the interest rate swaps are currently August 2009 and August 2010.

These interest rate swaps were disclosed in the Company’s filings with the SEC during the periods covered by the Company’s 2007 annual and first and second quarter 2008 interim financial statements, which were audited and reviewed, respectively, by the Company’s independent registered public accounting firm.

Subsequent to the issuance of the Company’s interim financial statements for the quarter ended June 30, 2008 and as a result of the Company’s own efforts to update documentation surrounding its critical accounting policies, including derivative accounting policies mandated by Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended (SFAS 133), the Company determined that the fair value of the interest rate swaps and the change in their fair value were not properly recorded in the Company’s financial statements for 2007 and the first and second quarters of 2008.

“We believe these interest swap agreements are prudent hedges, consistent with our strategy to minimize, when possible, volatility and economic risks to our business,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “Accounting for these types of hedges is very technical and complex. While we are disappointed with today’s announcement, it is important to note that the change in accounting treatment for these interest rate swaps results in non-cash expenses that will not affect our reported or future revenues, cash flows, operating income or pro forma diluted EPS(a), which we believe are the primary operating metrics monitored by our investors. We remain committed to maintaining strong internal controls and transparency in our disclosures.

Our business momentum remains solid in the midst of continuing global economic uncertainty, which we believe underscores the value we provide to our enterprise customers that are looking to improve their productivity and efficiency during these challenging times. Consistent with our prior guidance, despite substantial fluctuations in foreign currency exchange rates in recent weeks, we continue to anticipate consolidated revenues in 2008 will increase at least 13% from 2007 totals and that diluted EPS will increase at least 20% this year.”

This correction to our previously reported earnings reflects the change in fair value of these interest rate swap agreements and is included in the attached expected financial results, as restated, as “Unrealized gain (loss) on change in fair value of interest rate swaps.” Management has excluded this item in its calculation of pro forma diluted EPS(a), similar to other non-cash items, in the attached reconciliation of non-GAAP financial measures tables.

The Company believes the interest rate swaps are effective economic hedges against interest rate risk associated with its revolving credit facility, and the accounting correction for these swaps does not affect the favorable risk management characteristics of the swaps themselves. The Company intends to re-designate the interest rate swaps as cash flow hedges utilizing the long-haul method of effectiveness testing and, as a result, anticipates receiving hedge accounting treatment for these swaps in future periods.

(a) To supplement the Company’s quarterly financial statements presented in accordance with GAAP, it also includes pro forma diluted EPS and other non-GAAP measures of financial performance. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in the Company’s financial condition and results of operations. The Company provides this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Financial outlook statements contained in this release are based on Premiere Global Services’ current expectations as of September 15, 2008. These financial outlook statements contain forward-looking statements and Company estimates, and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release. A discussion concerning forward-looking statements is included at the end of this press release and in the Company’s filings with the SEC.

About Premiere Global Services, Inc.

Premiere Global Services, Inc. is a global provider of on-demand, communication technologies-based business process improvement solutions. Our PGi Communications Operating System supports business applications within the following solution sets: Conferencing & Collaboration, Document Solutions, Notifications & Reminders, and eMarketing.

Headquartered in Atlanta, Georgia, and with presence in 23 countries worldwide, Premiere Global delivers solutions to an established customer base of over 50,000 companies, including nearly 95% of the Fortune 500. Additional information can be found at www.premiereglobal.com

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services' forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological change; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes, including government regulations applicable to traditional telecommunications service providers; general domestic and international economic, business or political conditions; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

	Twelve Months Ended December 31, 2007
	As Reported	Adjustment	As Restated

Net revenues	$559,706	$-	$559,706
Operating expenses
Cost of revenues (exclusive of depreciation and amortization shown separately below)	227,259	-	227,259
Selling and marketing	141,322	-	141,322
General and administrative (exclusive of net legal settlements shown separately below)	66,007	-	66,007
Research and development	14,109	-	14,109
Depreciation	30,008	-	30,008
Amortization	15,659	-	15,659
Restructuring costs	3,447	-	3,447
Net legal settlements and related expenses	349	-	349
Total operating expenses	498,160	-	498,160

Operating income	61,546	-	61,546

Other (expense) income:
Interest expense	(13,598)	-	(13,598)
Unrealized (loss) on change in fair value of interest rate swaps	-	(4,482)	(4,482)
Interest income	780	-	780
Other, net	1,418	-	1,418
Total other (expense) income	(11,400)	(4,482)	(15,882)

Income before income taxes	50,146	(4,482)	45,664
Income tax expense	16,791	(1,569)	15,222

Net income	$33,355	$(2,913)	$30,442

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING:	62,654		62,654

Basic earnings per share from net income	$0.53	$(0.04)	$0.49

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING:	63,940		63,940

Diluted earnings per share from net income	$0.52	$(0.04)	$0.48

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, UNAUDITED, EXCEPT SHARE DATA)

ASSETS	December 31, 2007
	As Reported	Adjustment	As Restated
CURRENT ASSETS
Cash and equivalents	$18,259	$-	$18,259
Accounts receivable (less allowances of $4,526)	89,683	-	89,683
Prepaid expenses and other current assets	13,066	-	13,066
Deferred income taxes, net	5,522	-	5,522
Total current assets	126,530	-	126,530

PROPERTY AND EQUIPMENT, NET	110,767	-	110,767

OTHER ASSETS
Goodwill	337,246	-	337,246
Intangibles, net of amortization	43,115	-	43,115
Deferred income taxes, net	1,018	1,569	2,587
Other assets	5,411	-	5,411
	$624,087	$1,569	$625,656

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$51,631	$-	$51,631
Income taxes payable	4,497	-	4,497
Accrued taxes	8,076	-	8,076
Accrued expenses	37,276	-	37,276
Current maturities of long-term debt and capital lease obligations	1,664	-	1,664
Accrued restructuring costs	1,717	-	1,717
Total current liabilities	104,861	-	104,861

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	267,817	-	267,817
Accrued restructuring costs	1,575	-	1,575
Accrued expenses	7,627	4,482	12,109
Total long-term liabilities	277,019	4,482	281,501

SHAREHOLDERS' EQUITY
Common stock $0.01 par value; 150,000,000 shares authorized, 61,755,728 shares issued and outstanding
	618	-	618
Additional paid-in capital	548,418	-	548,418
Notes receivable, shareholder	(1,702)	-	(1,702)
Cumulative translation adjustment	10,523	-	10,523
Accumulated deficit	(315,650)	(2,913)	(318,563)
Total shareholders' equity	242,207	(2,913)	239,294
	$624,087	$1,569	$625,656

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS, UNAUDITED)

	Twelve Months Ended December 31, 2007
	As Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$33,355	$(2,913)	$30,442
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	30,008	-	$30,008
Amortization	15,659	-	$15,659
Amortization of deferred financing costs	513	-	$513
Net legal settlements and related expenses	349	-	$349
Deferred income taxes, net of effect of acquisitions	2,488	(1,569)	$919
Restructuring costs	3,447	-	$3,447
Payments for restructuring costs	(7,109)	-	$(7,109)
Equity-based compensation	10,590	-	$10,590
Excess tax benefits from share-based payment arrangements	(3,323)	-	$(3,323)
Loss on disposal of assets	287	-	$287
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(737)	-	$(737)
Prepaid expenses and other current assets	(893)	-	$(893)
Accounts payable and accrued expenses	6,953	4,482	$11,435
Total adjustments	58,232	2,913	61,145
Net cash provided by operating activities from continuing operations	91,587	-	91,587
Net cash used in operating activities from discontinued operations	(650)	-	(650)
Net cash provided by operating activities	90,937	-	90,937

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(46,341)	-	(46,341)
Business acquisitions, net of cash acquired	(47,749)	-	(47,749)
Net cash used in investing activities	(94,090)		(94,090)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(344,388)	-	(344,388)
Proceeds from long-term borrowing arrangements	470,099	-	470,099
Payments of debt issuance costs	(50)	-	(50)
Repayment of shareholder notes	413	-	413
Excess tax benefits from share-based payment arrangements	3,323	-	3,323
Purchase of treasury stock, at cost	(136,049)	-	(136,049)
Exercise of stock options	8,553	-	8,553
Net cash provided by financing activities	1,901		1,901

Effect of exchange rate changes on cash and equivalents	534	-	534

NET DECREASE IN CASH AND EQUIVALENTS	(718)	-	(718)
CASH AND EQUIVALENTS, beginning of period	$18,977	$-	$18,977
CASH AND EQUIVALENTS, end of period	$18,259	$-	$18,259

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
(IN THOUSANDS, UNAUDITED)

	Twelve Months Ended December 31, 2007
As Reported
	Common Stock Issued	Additional Paid-In Capital	Notes Receivable, Shareholder	Accumulated Deficit	Cumulative Translation Adjustment	Total Shareholders' Equity

BALANCE, December 31, 2006	$702	$663,232	$(2,004)	$(347,727)	$2,088	$316,291

Other comprehensive income:
Net income	-	-	-	33,355	-	33,355
Translation adjustments	-	-	-	-	8,435	8,435
Adoption of FIN 48	-	-	-	(1,278)	-	(1,278)
Other comprehensive income						40,512

Issuance of common stock:
Exercise of stock options	13	8,540	-	-	-	8,553
Stock compensation expense – restricted shares	-	7,598	-	-	-	7,598
Treasury stock purchase and retirement	(104)	(132,882)	-	-	-	(132,986)
Stock compensation expense – variable accounting	-	-	-	-	-	-
FAS 123(R) expense	-	812	-	-	-	812
Stock compensation in exchange for services	-	504	-	-	-	504
Issuance of restricted shares and related stock- based compensation	7	(2,710)	-	-	-	(2,703)
Income tax expense from exercise of stock options	-	3,324	-	-	-	3,324
Payments and interest related to shareholder notes receivable	-	-	302	-	-	302

BALANCE, December 31, 2007	$618	$548,418	$(1,702)	$(315,650)	$10,523	$242,207

Adjustment
	Common	Additional Paid-In	Notes Receivable,	Accumulated	Cumulative Translation	Total Shareholders'
	Stock Issued	Capital	Shareholder	Deficit	Adjustment	Equity

Comprehensive income:
Net income	$-	$-	$-	$(2,913)	$-	$(2,913)
Comprehensive income						$(2,913)

As Restated
	Common Stock Issued	Additional Paid-In Capital	Notes Receivable, Shareholder	Accumulated Deficit	Cumulative Translation Adjustment	Total Shareholders' Equity

BALANCE, December 31, 2006	$702	$663,232	$(2,004)	$(347,727)	$2,088	$316,291

Comprehensive income:
Net income	-	-	-	30,442	-	30,442
Translation adjustments	-	-	-	-	8,435	8,435
Adoption of FIN 48	-	-	-	(1,278)	-	(1,278)
Comprehensive income						37,599

Issuance of common stock:
Exercise of stock options	13	8,540	-	-	-	8,553
Stock compensation expense – restricted shares	-	7,598	-	-	-	7,598
Treasury stock purchase and retirement	(104)	(132,882)	-	-	-	(132,986)
Stock compensation expense – variable accounting	-	-	-	-	-	-
FAS 123(R) expense	-	812	-	-	-	812
Stock compensation in exchange for services	-	504	-	-	-	504
Issuance of restricted shares and related stock- based compensation	7	(2,710)	-	-	-	(2,703)
Income tax expense from exercise of stock options	-	3,324	-	-	-	3,324
Payments and interest related to shareholder notes receivable	-	-	302	-	-	302

BALANCE, December 31, 2007	$618	$548,418	$(1,702)	$(318,563)	$10,523	$239,294

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

	Twelve Months Ended December 31, 2007
	As Reported	Adjustment	As Restated

Pro Forma Diluted EPS (1)
Diluted EPS from net income, as reported	$0.52	$(0.04)	$0.48
Unrealized loss on change in fair value of interest rate swaps, net of taxes	-	0.04	0.04
Restructuring costs, net of taxes	0.04	-	0.04
Proxy-related costs, net of taxes	0.03	-	0.03
Equity-based compensation, net of taxes	0.11	-	0.11
Amortization, net of taxes	0.16	-	0.16
Pro forma diluted EPS from net income	$0.86	$-	$0.86

(1) Management believes that pro forma diluted EPS provides useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents pro forma diluted EPS from continuing operations to exclude these items as well as non-recurring items that are unrelated to our ongoing operations, including restructuring costs, proxy-related costs and unrealized loss on change in fair value of interest rate swaps.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

	Three Months Ended March 31, 2008
	As Reported	Adjustment	As Restated

Net revenues	$152,854	$-	$152,854
Operating expenses
Cost of revenues (exclusive of depreciation and amortization shown separately below)	61,662	-	61,662
Selling and marketing	39,851	-	39,851
General and administrative	16,233	-	16,233
Research and development	4,059	-	4,059
Depreciation	7,247	-	7,247
Amortization	4,243	-	4,243
Total operating expenses	133,295	-	133,295

Operating income	19,559	-	19,559

Other (expense) income:
Interest expense	(4,629)	-	(4,629)
Unrealized (loss) on change in fair value of interest rate swaps	-	(4,592)	(4,592)
Interest income	213	-	213
Other, net	837	-	837
Total other (expense) income	(3,579)	(4,592)	(8,171)

Income before income taxes	15,980	(4,592)	11,388
Income tax expense	3,960	(1,607)	2,353

Net income	$12,020	$(2,985)	$9,035

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING:	59,331		59,331

Basic earnings per share from net income	$0.20	$(0.05)	$0.15

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING:	60,497		60,497

Diluted earnings per share from net income	$0.20	$(0.05)	$0.15

PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, UNAUDITED, EXCEPT SHARE DATA)

ASSETS	March 31, 2008
	As Reported	Adjustment	As Restated
CURRENT ASSETS
Cash and equivalents	$22,753	$-	$22,753
Accounts receivable (less allowances of $4,001)	101,939	-	101,939
Prepaid expenses and other current assets	9,256	-	9,256
Deferred income taxes, net	8,595	-	8,595
Total current assets	142,543	-	142,543

PROPERTY AND EQUIPMENT, NET	119,713	-	119,713

OTHER ASSETS
Goodwill	340,602	-	340,602
Intangibles, net of amortization	39,660	-	39,660
Deferred income taxes, net	-	1,700	1,700
Other assets	9,510	-	9,510
	$652,028	$1,700	$653,728

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$55,831	$-	$55,831
Income taxes payable	5,922	-	5,922
Accrued taxes, other than income taxes	4,378	-	4,378
Accrued expenses	36,238	-	36,238
Current maturities of long-term debt and capital lease obligations	1,915	-	1,915
Accrued restructuring costs	1,006	-	1,006
Total current liabilities	105,290	-	105,290

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	271,704	-	271,704
Accrued restructuring costs	1,385	-	1,385
Accrued expenses	9,747	9,075	18,822
Deferred income taxes, net	1,476	(1,476)	-
Total long-term liabilities	284,312	7,599	291,911

SHAREHOLDERS' EQUITY
Common stock $0.01 par value; 150,000,000 shares authorized, 61,743,950 shares issued and outstanding
	617	-	617
Additional paid-in capital	551,247	-	551,247
Notes receivable, shareholder	(1,727)	-	(1,727)
Cumulative translation adjustment	15,919	-	15,919
Accumulated deficit	(303,630)	(5,899)	(309,529)
Total shareholders' equity	262,426	(5,899)	256,527
	$652,028	$1,700	$653,728

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS, UNAUDITED)

	Three Months Ended March 31, 2008
	As Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$12,020	$(2,985)	$9,035
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,247	-	7,247
Amortization	4,243	-	4,243
Amortization of deferred financing costs	141	-	141
Deferred income taxes, net of effect of acquisitions	178	(1,607)	(1,429)
Payments for restructuring costs	(929)	-	(929)
Equity-based compensation	3,462	-	3,462
Excess tax benefits from share-based payment arrangements	(23)	-	(23)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(10,664)	-	(10,664)
Prepaid expenses and other current assets	51	-	51
Accounts payable and accrued expenses	153	4,592	4,745
Total adjustments	3,859	2,985	6,844
Net cash provided by operating activities	15,879	-	15,879

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(13,692)	-	(13,692)
Business acquisitions, net of cash acquired	(138)	-	(138)
Net cash used in investing activities	(13,830)		(13,830)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(167,880)	-	(167,880)
Proceeds from borrowing arrangements	170,896	-	170,896
Excess tax benefits from share-based payment arrangements	23	-	23
Purchase of treasury stock, at cost	(1,027)	-	(1,027)
Exercise of stock options	219	-	219
Net cash provided by financing activities	2,231		2,231

Effect of exchange rate changes on cash and equivalents	214	-	214

NET INCREASE IN CASH AND EQUIVALENTS	4,494	-	4,494
CASH AND EQUIVALENTS, beginning of period	$18,259	$-	$18,259
CASH AND EQUIVALENTS, end of period	$22,753	$-	$22,753

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

	Three Months Ended March 31, 2008
	As Reported	Adjustment	As Restated

Pro Forma Diluted EPS (1)
Diluted EPS from net income, as reported	$0.20	$(0.05)	$0.15
Elimination of one-time tax adjustments	(0.02)	-	(0.02)
Unrealized loss on change in fair value of interest rate swaps, net of taxes	-	0.05	0.05
Equity-based compensation, net of taxes	0.04	-	0.04
Depreciation, net of taxes	(0.01)	-	(0.01)
Amortization, net of taxes	0.04	-	0.04
Pro forma diluted EPS from net income	$0.25	$-	$0.25

(1) Management believes that pro forma diluted EPS provides useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents pro forma diluted EPS from continuing operations to exclude these items as well as non-recurring items that are unrelated to our ongoing operations, including one-time income tax adjustments and unrealized loss on change in fair value of interest rate swaps. The portion of depreciation expense excluded from the pro forma calculations reflects management's review and adjustment of the useful economic lives of depreciable assets.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

	Three Months Ended June 30, 2008			Six Months Ended June 30, 2008
	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated

Net revenues	$161,565	$-	$161,565	$314,419	$-	$314,419
Operating expenses
Cost of revenues (exclusive of depreciation and amortization shown separately below)	66,202	-	66,202	127,864	-	127,864
Selling and marketing	40,211	-	40,211	80,062	-	80,062
General and administrative	16,738	-	16,738	32,971	-	32,971
Research and development	4,163	-	4,163	8,222	-	8,222
Excise tax expense	2,890	-	2,890	2,890	-	2,890
Depreciation	8,600	-	8,600	15,847	-	15,847
Amortization	3,914	-	3,914	8,157	-	8,157
Restructuring costs	3,339	-	3,339	3,339	-	3,339
Net legal settlements and related expenses	1,608	-	1,608	1,608	-	1,608
Total operating expenses	147,665	-	147,665	280,960	-	280,960

Operating income	13,900	-	13,900	33,459	-	33,459

Other (expense) income:
Interest expense	(5,532)	-	(5,532)	(10,161)	-	(10,161)
Unrealized gain (loss) on change in fair value of interest rate swaps	-	4,119	4,119	-	(473)	(473)
Interest income	138	-	138	351	-	351
Other, net	(21)	-	(21)	816	-	816
Total other (expense) income	(5,415)	4,119	(1,296)	(8,994)	(473)	(9,467)

Income before income taxes	8,485	4,119	12,604	24,465	(473)	23,992
Income tax expense	2,692	1,442	4,134	6,652	(165)	6,487

Net income	$5,793	$2,677	$8,470	$17,813	$(308)	$17,505

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING:	59,419		59,419	59,425		59,425

Basic earnings per share from net income	$0.10	$0.04	$0.14	$0.30	$(0.01)	$0.29

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING:	60,603		60,603	60,646		60,646

Diluted earnings per share from net income	$0.10	$0.04	$0.14	$0.29	$(0.01)	$0.28

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, UNAUDITED, EXCEPT SHARE DATA)

ASSETS	June 30, 2008
	As Reported	Adjustment	As Restated
CURRENT ASSETS
Cash and equivalents	$24,824	$-	$24,824
Accounts receivable (less allowances of $3,284)	105,845	-	105,845
Prepaid expenses and other current assets	11,294	-	11,294
Deferred income taxes, net	8,838	-	8,838
Total current assets	150,801	-	150,801

PROPERTY AND EQUIPMENT, NET	126,839	-	126,839

OTHER ASSETS
Goodwill	344,406	-	344,406
Intangibles, net of amortization	37,398	-	37,398
Deferred income taxes, net	385	1,735	2,120
Other assets	8,988	-	8,988
	$668,817	$1,735	$670,552

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$56,293	$-	$56,293
Income taxes payable	5,272	-	5,272
Accrued taxes, other than income taxes	7,931	-	7,931
Accrued expenses	35,958	-	35,958
Current maturities of long-term debt and capital lease obligations	2,691	-	2,691
Accrued restructuring costs	3,279	-	3,279
Total current liabilities	111,424	-	111,424

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	278,978	-	278,978
Accrued restructuring costs	1,195	-	1,195
Accrued expenses	11,361	4,956	16,317
Total long-term liabilities	291,534	4,956	296,490

SHAREHOLDERS' EQUITY
Common stock $0.01 par value; 150,000,000 shares authorized, 61,556,412 shares issued and outstanding
	616	-	616
Additional paid-in capital	549,057	-	549,057
Notes receivable, shareholder	(1,752)	-	(1,752)
Cumulative translation adjustment	15,775	-	15,775
Accumulated deficit	(297,837)	(3,221)	(301,058)
Total shareholders' equity	265,859	(3,221)	262,638
	$668,817	$1,735	$670,552

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS, UNAUDITED)

	Six Months Ended June 30, 2008
	As Reported	Adjustment	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$17,813	$(308)	$17,505
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	15,847	-	15,847
Amortization	8,157	-	8,157
Amortization of deferred financing costs	282	-	282
Net legal settlements and related expenses	1,608	-	1,608
Deferred income taxes, net of effect of acquisitions	(1,044)	(165)	(1,209)
Restructuring costs	3,339	-	3,339
Payments for restructuring costs	(1,638)	-	(1,638)
Equity-based compensation	6,463	-	6,463
Excess tax benefits from share-based payment arrangements	(832)	-	(832)
Gain on disposal of assets	(7)	-	(7)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(14,261)	-	(14,261)
Prepaid expenses and other current assets	(1,144)	-	(1,144)
Accounts payable and accrued expenses	5,031	473	5,504
Total adjustments	21,801	308	22,109
Net cash provided by operating activities	39,614	-	39,614

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(26,791)	-	(26,791)
Business acquisitions, net of cash acquired	(8,443)	-	(8,443)
Net cash used in investing activities	(35,234)	-	(35,234)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(297,912)	-	(297,912)
Proceeds from borrowing arrangements	306,272	-	306,272
Payments of debt issuance costs	(8)	-	(8)
Excess tax benefits from share-based payment arrangements	832	-	832
Purchase of treasury stock, at cost	(9,164)	-	(9,164)
Exercise of stock options	2,210	-	2,210
Net cash provided by financing activities	2,230	-	2,230

Effect of exchange rate changes on cash and equivalents	(45)	-	(45)

NET INCREASE IN CASH AND EQUIVALENTS	6,565	-	6,565
CASH AND EQUIVALENTS, beginning of period	$18,259	$-	$18,259
CASH AND EQUIVALENTS, end of period	$24,824	$-	$24,824

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, UNAUDITED, EXCEPT PER SHARE DATA)

	Three Months Ended June 30, 2008			Six Months Ended June 30, 2008
	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated

Pro Forma Diluted EPS (1)
Diluted EPS from net income, as reported	$0.10	$0.04	$0.14	$0.29	$(0.01)	$0.28
Elimination of one-time tax adjustments	-	-	-	(0.02)	-	(0.02)
Unrealized (gain) loss on change in fair value of interest rate swaps, net of taxes	-	(0.04)	(0.04)	-	0.01	0.01
Restructuring costs, net of taxes	0.04	-	0.04	0.04	-	0.04
Net legal settlements and related expenses	0.02	-	0.02	0.02	-	0.02
Equity-based compensation, net of taxes	0.03	-	0.03	0.07	-	0.07
Excise tax expense, net of taxes	0.03	-	0.03	0.03	-	0.03
Excise tax interest, net of taxes	0.01	-	0.01	0.01	-	0.01
Depreciation, net of taxes	-	-	-	(0.01)	-	(0.01)
Amortization, net of taxes	0.04	-	0.04	0.09	-	0.09
Pro forma diluted EPS from net income	$0.27	$-	$0.27	$0.52	$-	$0.52

(1) Management believes that pro forma diluted EPS provides useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents pro forma diluted EPS from continuing operations to exclude these items as well as non-recurring items that are unrelated to our ongoing operations, including one-time income tax adjustments, restructuring costs, net legal settlements and related expenses, unrealized (gain) loss on fair value of interest rate swaps and excise tax expense. The portion of depreciation expense excluded from the pro forma calculations reflects management's review and adjustment of the useful economic lives of depreciable assets.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR